Taxation	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Taxation
Taxation
Income taxes consist of the following:

(In US$ millions)	2018	2017	2016
Current tax expense:
U.K.	$(0.3)	$(4.5)	$(1.6)
Foreign	86.3	40.4	110.2
Total current tax expense	86.0	35.9	108.6
Deferred tax (benefit) / expense:
U.K.	—	—	—
Foreign	0.7	4.4	(22.1)
Total income tax expense	$86.7	$40.3	$86.5

Seadrill Partners LLC is tax resident in the U.K. The Company's controlled affiliates operate and earn income in several countries and are subject to the laws of taxation within those countries. Currently some of the Company's controlled affiliates formed in the Marshall Islands along with all those incorporated in the U.K. (none of whom presently own or operate rigs) are resident in the U.K. and are subject to U.K. tax. Subject to changes in the jurisdictions in which the Company's drilling units operate and/or are owned, differences in levels of income and changes in tax laws, the Company's effective income tax rate may vary substantially from one reporting period to another. The Company's effective income tax rate for each of the years ended on December 31, 2018, 2017 and 2016 differs from the U.K. statutory income tax rate as follows:

	2018	2017	2016
U.K. statutory income tax rate	19.0%	19.3%	20.0%
Non-U.K. taxes	35.0%	(4.7)%	(6.3)%
Effective income tax rate	54.0%	14.6%	13.7%

Deferred Income Taxes
Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes.
The net deferred tax assets consist of the following:

(In US$ millions)	2018	2017
Provisions	$11.0	$0.5
Net operating losses carry forward	64.4	33.3
Interest carry forward	16.7	—
Other	5.7	5.0
Gross deferred tax assets	97.8	38.8
Valuation allowance	(90.1)	(28.9)
Deferred tax asset, net of valuation allowance	$7.7	$9.9
The net deferred tax liabilities consist of the following:

(In US$ millions)	2018	2017
Property, plant and equipment	$0.1	$0.4
Unremitted earnings of subsidiaries	0.3	1.5
Gross deferred tax liabilities	0.4	1.9

Net deferred tax asset	7.3	8.0

As of December 31, 2018, deferred tax assets related to net operating loss ("NOL") carryforwards were $64.4 million, which can be used to offset future taxable income. NOL carryforwards which were generated in various jurisdictions, include $61.1 million which will not expire and $3.3 million that will expire between 2022 and 2023 if not utilized. We establish a valuation allowance for deferred tax assets when it is more-likely-than-not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near-term if our estimates of future taxable income change. Our valuation allowance consists of $62.8 million on NOL carryforward, $16.7 million on interest carryforward, and $10.6 million on provisions.
The Company's increase in NOL and corresponding valuation allowance was primarily due to the increase in uncertain tax positions.
Uncertain tax positions
As of December 31, 2018, the Company had uncertain tax positions, exclusive of interest and penalties, of $101.6 million (December 31, 2017: $43.7 million) included in "Other non-current liabilities" on the Consolidated Balance Sheets. The changes to the Company's liabilities related to uncertain tax positions were as follows:

(In US$ millions)	2018	2017
Balance beginning of year	$43.7	$40.0
Increases as a result of positions taken in prior years	70.4	—
Increases as a result of positions taken during the current year	10.1	3.7
Decreases as a result of positions taken in prior years	(22.6)	—
Uncertain tax position	$101.6	$43.7

Accrued interest and penalties totaling $16.4 million as of December 31, 2018 (December 31, 2017: $8.0 million) was included in "Other non-current liabilities" on the Consolidated Balance Sheets. The associated expense of $8.4 million was recognized in "Income tax expense" in the Consolidated Statements of Operations during the year ended December 31, 2018 (December 31, 2017: $6.2 million and December 31, 2016: $1.8 million).
As of December 31, 2018, we have recognized liabilities for uncertain tax positions including interest and penalties of $118.0 million. In the event that these issues are resolved for amounts less than provided, there would be a favorable impact on the effective tax rate.
The increase in our uncertain tax position was primarily due to US taxes following a recently identified interpretation of the US tax code that appears to be an unintended consequence of the US tax reform. We understand that the US Department of Treasury is aware of this issue and that it could potentially remediated with additional guidance in the future. However, in the meanwhile, the Company is considering its approach for future filings which may result in a mitigation of a portion of the liability that has been recorded.  At this stage, no cash payment is expected as a result of this uncertain tax position.
Tax examinations
The Company is subject to taxation in various jurisdictions. The following table summarizes the earliest tax years that remain subject to examination by the major taxable jurisdictions in which the Company operates:

Jurisdiction	Earliest Open Year
United States	2015
Nigeria	2012
Ghana	2013